Own Your Identity™ (NASDAQ: AWRE) www.aware.com Exhibit 99.2

Safe Harbor Statement Portions of this release contain forward-looking statements regarding future events and are subject to risks and uncertainties, such as estimates or projections of future revenue, earnings and non-recurring charges, and the growth of the biometrics markets. Aware wishes to caution you that there are factors that could cause actual results to differ materially from the results indicated by such statements. Risk factors related to our business include, but are not limited to: i) our operating results may fluctuate significantly and are difficult to predict; ii) we derive a significant portion of our revenue from government customers, and our business may be adversely affected by changes in the contracting or fiscal policies of those governmental entities; iii) a significant commercial market for biometrics technology may not develop, and if it does, we may not be successful in that market; iv) we derive a significant portion of our revenue from third party channel partners; v) the biometrics market may not experience significant growth or our products may not achieve broad acceptance; vi) we face intense competition from other biometrics solution providers; vii) our business is subject to rapid technological change; viii) our software products may have errors, defects or bugs which could harm our business; ix) our business may be adversely affected by our use of open source software; x) we rely on third party software to develop and provide our solutions and significant defects in third party software could harm our business; xi) part of our future business is dependent on market demand for, and acceptance of, the cloud-based model for the use of software: xii) our operational systems and networks and products may be subject to an increasing risk of continually evolving cybersecurity or other technological risks which could result in the disclosure of company or customer confidential information, damage to our reputation, additional costs, regulatory penalties and financial losses; xiii) our intellectual property is subject to limited protection; xiv) we may be sued by third parties for alleged infringement of their proprietary rights; xv) we must attract and retain key personnel; xvi) we rely on single sources of supply for certain components used in our hardware products; xvii) our business may be affected by government regulations and adverse economic conditions; xviii) we may make acquisitions that could adversely affect our results, xix) we may have additional tax liabilities; and xx) we believe the effects caused by the COVID-19 pandemic will likely have an adverse impact on our revenue over the next several quarters. We refer you to the documents Aware files from time to time with the Securities and Exchange Commission, specifically the section titled Risk Factors in our annual report on Form 10-K for the fiscal year ended December 31, 2019 and other reports and filings made with the Securities and Exchange Commission.

We apply proven and trusted adaptive authentication to solve everyday business challenges with biometrics.

Key Investment Highlights Proven Track Record new leadership team of industry experts World Renowned Customers Rapidly expanding financial services + loyal government customers $30M Cash investing in growth Mobile Biometric Leadership in a fast-growing market Growing SaaS Business high retention rates with significant upside Market Trend Alignment Increased demand for remote and contactless security offerings worldwide

Company Snapshot TRUSTED BY: $30M in cash and cash equivalents $0 debt $71M Market Capitalization (As of Feb. 22, 2022) 38% Insider Ownership 84 Patents REVENUE BY GEOGRAPHY: North America 60% Rest of World 5% Latin America 15% Europe 20% 4 Industry-leading technology platforms 20+ Countries 100+ Commercial Leaders 80+ Government Agencies 20+ Industry Partners 75+ Years of collective Industry-Expert Leadership

We apply proven and trusted adaptive authentication to solve everyday business challenges with biometrics. ENROLLING Register biometric identities into your secure database ENABLING Manage the lifecycle of secure identities and transactions via optimized biometric interchanges IDENTIFYING Utilize your biometric database to accurately identify individuals AUTHENTICATING Provide frictionless, passwordless access to accounts and venues

A Growing Need for Authentication

WHY BIOMETRICS?

Our offerings address the growing challenges that government and commercial enterprises face in knowing and authenticating and securing constituencies and clients, improving peace of mind for stakeholders at all levels.

COMMERCIAL

Spoofing & Synthetic identity fraud

- Synthetic ID Fraud accounts for 10 to 15 percent of charge-offs in a typical unsecured lending portfolio[1]
- The largest synthetic ID ring to date resulted in $200M in losses for banks[1]

Growing Online Demand

- 50% surge in remote banking transactions
- KYC verification for next-generation healthcare management systems

GOVERNMENT

Impostor Scams

- $15B in attempted fraudulent identity tax refund claims[2]
- Government impostor scams resulted in a $667M loss[2]

National Security

- Border management and contactless travel surging
- 350K daily biometric transactions at DHS[3]

[1] McKinsey & Company: Fighting Back Against Synthetic Identity Fraud. [2] Mobile and Online Banking Security During Covid-19: What You Need to Know. [3] Treasury Inspector General For Tax Administration
[4] United States Department of Homeland Security

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Compelling Market Profile Addressable Market 1 Biometric System Market by Authentication Type (Single-Factor: Fingerprint, Iris, Palm Print, Face, Voice; Multi-Factor), Offering (Hardware, Software), Functionality (Contact, Contactless, Combined), End User, and Region - Global Forecast to 2024 2 Global Biometrics Market 2019-2023 Border Defense, Civil Service Law Enforcement Banking, Payment Services, Retail $2.3B 2025 2020 $4.2B $4.2B PRIMARY SEGMENTS CAGR = 13%1 $11B in 2020 $68.6B Use of biometric technology in enterprises Demand for touchless biometric systems Software expected to be fastest-growing market for biometric systems $20B in 2025

Transforming For Growth Products streamlining to create focused business offerings SaaS introducing revolutionary  offerings Partners rapid market share growth with broader distribution 1 2 3

1 Focused Offerings

BIOMETRIC FRAMEWORK

Knomi™

- Mobile Authentication using liveness detection, document verification, and biometric face and voice matching
- iBeta Level 1 and Level 2 compliant – the most prestigious industry designation

Authenticating offenders in Arkansas

Onboarding banking customers in LATAM

BIOMETRIC SaaS

AwareID™

- Next generation adaptive authentication platform for onboarding and authentication
- Functional software-as-a-service offerings based on proven and trusted technology

Securing high-value assets in North America

MIDDLEWARE

BioSP™

- Workstation-based market-leading solution for browser-based biometric enrollment, data and workflow management
- Utilized by large employers for enrollment at scale

INTERPOL

Enabling international biometric search services

BIOMETRIC ID SYSTEM

AwareABIS™

- Enterprise-scale identification & deduplication system for civil & criminal applications
- Fingerprint and Face Based-Search
- National ID
- Border Management

Identification & deduplication in Georgia

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Aware is leading the convergence of Identity, Biometrics, AI and Cybersecurity via an adaptive competitive methodology which senses and responds to changing market needs from emerging or unexpected new challenges Customer-managed and integration-ready implementations Only provider that combines liveness and authentication, multi-modal automated biometric identification system, and integration-ready middleware Why We Are Chosen Distinguished From Its Competitors

Aware Biometrics Services - ABS™  Enrollment Services*  Enrollment Proctored and un-proctored Authentication Services* Individual Authentication TECHNOLOGY PROVIDED BY AWARE AND DELIVERED AS A SOLUTION BY OTHERS Core Services Trusted Registration Service  * Liveness is part of services as needed, but may be a separate service Our SaaS Transformation 2 WE ARE SCALED Capable of delivering solutions at any scale, whether its for local law enforcement agencies or the largest financial institutions CONSUMPTION ORIENTED Consumption-based services drive sustained growth across multiple verticals BRAND RECOGNITION Aware is recognized as the go-to partner for the largest and most trusted enterprises and agencies around the globe SaaS Offerings On-demand services Annuity business model Identity Proofing Online capture & enrollment AI based Anti-spoofing Scalable Multi-Modal search Role-based access rights Cloud-based, secure & flexible Turnkey Capability Rich Administrative features Core Services

CUSTOMERS AROUND THE WORLD ARE USING AND ADOPTING AWARE PRODUCTS FOR DAY-TO-DAY AUTHENTICATION Annual Recurring Revenue Recurring Growth

CUSTOMER CASE STUDY: Latin American Banks THE CHALLENGE Onboarding new customers is critical to bank’s revenue growth, but onboarding is when banks are most vulnerable to fraud. Insiders and fraudsters impersonate existing identities and create synthetic identities to gain access to customer accounts.  THE SOLUTION Aware implemented an early version of SaaS for liveness detection with Knomi’s face and voice modalities for several of Latin America’s largest banks. Adding voice matching and liveness detection makes the task of spoofing exponentially more complicated. THE RESULTS 70 million+ transactions protected by Knomi worldwide

Financial Services Payment Processing Retail Government Healthcare Personal Security Data/Network Security Shared Economy Consumer Services INITIAL MARKET FOCUS EMERGING MARKET POTENTIALS Leveraging Technology and Partnerships to Penetrate New Growth Markets 3 Markets are at different levels of adoption and acceptance

PARTNER CASE STUDY: Intercede THE CHALLENGE 81% of data breaches are caused by weak or stolen passwords1 and the average cost of a single breach is $4m2. Stronger methods of authentication exist but high costs, complexity of integration and the need for compliance with identity standards such as FIPS 201, can make them difficult to deploy. THE SOLUTION MyID® is a credential management system that provides integration, policy control and leverages Aware’s biometric software to ensure that strong authentication credentials are delivered to known individuals, fully compliant with identity policies and best security practice, providing effective protection against the number 1 form of data breach. THE RESULTS The strongest authentication, deployed simply, securely and at scale. 1 Verizon, Data Breach Investigations Report, 2019 2 Ponemon Institute, Cost of Data Breach Study, 2018

Financial Foundation For Growth Total Revenue $16.9M 2021 Total Assets $48M As of Dec. 31, 2021 Cash & Cash Equivalents $30M As of Dec. 31, 2021 Total Debt $0 2021 Tangible Book Value/Share $1.63 2021

Management Team MORE THAN 75 YEARS OF BIOMETRIC EXPERTISE Bob Eckel Chief Executive Officer & President Rob Mungovan Chief Commercial Officer Mohamed Lazzouni, Ph.D. Chief Technology Officer Dave Barcelo Chief Financial Officer 20 + years with

Contact Us Aware 40 Middlesex Turnpike Bedford, Massachusetts 01730 Tel: (781) 276-4000 Email: ir@aware.com Gateway Investor Relations Tel: (949) 574-3860 Email: AWRE@gatewayir.com

Appendix

Acquisition of Fortress Identity December 22, 2021 The acquisition is immediately accretive, strengthening our position in our core markets in Latin America and Europe and expanding our suite of offerings to include each link in the identity value chain The FortressID™ platform from Fortress Identity uses biometric multi-factor authentication to combine onboarding validation and due diligence for compliance and risk management. The SaaS platform acquisition enables our penetration into the most attractive markets in North America and other geographies.